COLONIAL U.S. STOCK FUND
                    Supplement to Prospectus
        Dated October 28, 1996, Revised February 28, 1997


Effective April 24, 1997, Peter Wiley no longer co-manages the Fund.

Mark Stoeckle, Vice President of the Adviser, has managed or co-managed the Fund since November, 1996. Prior to joining the Adviser in 1996, Mr. Stoeckle was a portfolio manager at Massachusetts Financial Services Company and an investment banker at Bear, Stearns & Co. Inc.

The  third  paragraph under the caption HOW THE FUND PURUSES  ITS
OBJECTIVE AND CERTAIN RISK FACTORS is deleted in its entirety.













SF-36/627D-0497                                        May 1, 1997